Alexis Practical Tactical ETF
Schedule of Investments
August 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 78.7%	Shares	Value
First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund	10,140	$ 1,808,875
Invesco QQQ Trust Series 1	6,795	4,870,384
Invesco S&P 500 Equal Weight ETF	48,009	10,532,695
iShares 0-5 Year High Yield Corporate Bond ETF	56,510	2,391,503
iShares Expanded Tech-Software Sector ETF (a)	14,914	1,640,242
iShares Flexible Income Active ETF	189,461	9,842,499
iShares Global 100 ETF	26,706	3,849,670
iShares MSCI Emerging Markets ETF	82,224	5,510,652
iShares MSCI International Momentum Factor ETF	152,153	8,103,669
iShares MSCI USA Momentum Factor ETF	26,891	8,076,981
iShares Russell 1000 Value ETF	40,914	10,511,216
JPMorgan Ultra-Short Income ETF	189,445	9,574,550
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	94,468	9,519,540
PIMCO Multisector Bond Active ETF	375,777	9,834,084
State Street Industrial Select Sector SPDR ETF	15,055	2,636,582
State Street SPDR Dow Jones REIT ETF	89,027	9,973,695
State Street SPDR S&P MidCap 400 ETF Trust	13,398	9,206,168
VanEck Gold Miners ETF (a)	21,638	2,131,559
VanEck Semiconductor ETF	7,192	4,003,283
Vanguard Dividend Appreciation ETF	39,802	9,634,870
Vanguard Morningstar Mega Cap Growth ETF	101,205	9,098,329
Xtrackers MSCI EAFE Hedged Equity ETF	144,019	8,027,619
TOTAL EXCHANGE TRADED FUNDS (Cost $135,055,996)		150,778,665

COMMON STOCKS - 18.8%	Shares	Value
Communications - 2.3%
Alphabet, Inc. - Class A	5,303	1,799,573
Meta Platforms, Inc. - Class A	2,150	1,230,531
Space Exploration Technologies Corp. - Class A (a)(b)	10,126	1,455,005
		4,485,109

Consumer Discretionary - 2.6%
Home Depot, Inc.	2,810	921,202
Marriott International, Inc. - Class A	4,032	1,377,977
Tesla, Inc. (b)	3,923	1,443,468
TJX Cos., Inc.	9,944	1,331,601
		5,074,248

Consumer Staples - 1.0%
Costco Wholesale Corp.	1,004	947,666
Walmart, Inc. (a)	8,536	895,170
		1,842,836

Financials - 1.7%
Charles Schwab Corp. (a)	10,042	1,102,812
Morgan Stanley	4,518	963,780
Visa, Inc. - Class A	3,026	1,147,974
		3,214,566

Health Care - 1.8%
Amgen, Inc.	3,054	1,312,853
Eli Lilly & Co.	960	1,110,461
Johnson & Johnson	3,514	934,197

			3,357,511

Industrials - 2.6%
Boeing Co. (b)	5,020		1,043,056
Caterpillar, Inc.	2,390		1,905,953
General Electric Co.	3,054		1,025,258
United Rentals, Inc.	902		936,276
			4,910,543

Materials - 1.3%
Freeport-McMoRan, Inc.	32,783		2,482,984

Technology - 5.5%
Apple, Inc.	5,470		1,733,170
Applied Materials, Inc.	4,255		1,950,449
Cisco Systems, Inc.	8,757		967,561
International Business Machines Corp.	6,614		1,546,816
Microsoft Corp.	4,108		2,083,947
NVIDIA Corp. (a)	10,216		2,255,489
			10,537,432
TOTAL COMMON STOCKS (Cost $28,319,035)			35,905,229

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 1.6%	Par		Value
3.44%, 10/29/2026 (c)(d)	3,000,000		2,981,896
TOTAL U.S. TREASURY BILLS (Cost $2,983,808)			2,981,896

TOTAL INVESTMENTS - 99.1% (Cost $166,358,839)			189,665,790
Money Market Deposit Account - 1.1% (e)			2,095,938
Liabilities in Excess of Other Assets - (0.2)%		(0.00150)	(286,823)
TOTAL NET ASSETS - 100.0%			$ 191,474,905

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)	Non-income producing security.
(c)	The rate shown is the annualized yield as of August 31, 2026.
(d)	All or a portion of the security has been pledged as collateral for written options. The fair value of assets committed as collateral as of August 31, 2026 was $2,981,880.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of August 31, 2026 was 3.36%.

Alexis Practical Tactical ETF
Schedule of Written Options
August 31, 2026 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Call Options - (0.1)% (a)(b)
Charles Schwab Corp., Expiration: 11/20/2026; Exercise Price: $115.00	$ (549,100)	(50)	$ (18,150)
iShares Expanded Tech-Software Sector ETF, Expiration: 11/20/2026; Exercise Price: $120.00	(549,900)	(50)	(16,500)
NVIDIA Corp., Expiration: 11/20/2026; Exercise Price: $250.00	(441,560)	(20)	(11,600)
Space Exploration Technologies Corp., Expiration: 11/20/2026; Exercise Price: $175.00	(718,450)	(50)	(28,000)
VanEck Gold Miners ETF
Expiration: 09/18/2026; Exercise Price: $80.00	(492,550)	(50)	(89,000)
Expiration: 11/20/2026; Exercise Price: $103.00	(492,550)	(50)	(33,250)
Walmart, Inc., Expiration: 11/20/2026; Exercise Price: $110.00	(209,740)	(20)	(6,800)
TOTAL WRITTEN OPTIONS (Premiums received $144,860)			$ (203,300)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of August 31, 2026 (Unaudited)

Alexis Practical Tactical ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$ 150,778,665	$ –	$ –	$ 150,778,665
Common Stocks	35,905,229	–	–	35,905,229
U.S. Treasury Bills	–	2,981,896	–	2,981,896
Total Investments	$ 186,683,894	$ 2,981,896	$ –	$ 189,665,790

Liabilities:
Investments:
Written Options	$ (203,300)	$ –	$ –	$ (203,300)
Total Investments	$ (203,300)	$ –	$ –	$ (203,300)

Refer to the Schedule of Investments for further disaggregation of investment categories.